UNITED STATES BANKRUPTCY COURT

SOUTHERN DISTRICT OF NEW YORK

Chapter 11
In re:
AMR Corporation, et al. Debtors	Case No. 11-15463-SHL (jointly administered)

MONTHLY OPERATING REPORT

FOR THE MONTH ENDED JANUARY 31, 2012

DEBTORS’ ADDRESS:

AMR Corporation
4333 Amon Carter Blvd.
Fort Worth, Texas 76155

DEBTORS’ ATTORNEYS:

Weil, Gotshal & Manges LLP
767 Fifth Avenue
New York, New York 10153

DISBURSEMENTS (IN THOUSANDS):                                                                                                                    $  2,334,233
FOR THE MONTH ENDED JANUAR 31, 2012

CONSOLIDATED NET LOSS (IN MILLIONS):                                                                                                          $          234
FOR THE MONTH ENDED JANUARY 31, 2012

REPORT PREPARER:                                           AMR CORPORATION

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained therein is complete, accurate, and truthful to the best of my knowledge.

/s/ Isabella D. Goren
Isabella D. Goren
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)

Indicate if this is an amended statement by checking here:   AMENDED STATEMENT

AMR CORPORATION

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

Condensed Consolidated Financial Statements
Condensed Consolidated Balance Sheet as of January 31, 2012	3-4
Consolidated Statement of Operations for the month ended January 31, 2012	5
Condensed Consolidated Statement of Cash Flows for the month ended January 31, 2012	6

Notes to Condensed Consolidated Financial Statements	7

Schedules
Schedule 1: Condensed Consolidating Balance Sheet as of January 31, 2012	13-14
Schedule 2: Consolidating Statement of Operations for the month ended January 31, 2012	15
Schedule 3: Total Disbursements by Filed Legal Entity for the month ended January 31, 2012	16
Schedule 4: Schedule of Federal, State and Local Taxes Collected, Received, Due or Withheld for the month ended January 31, 2012	17
Schedule 5: Total Disbursements to Retained Professionals for the month ended January 31, 2012	18

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEET
JANUARY 31, 2012
(Unaudited) (In millions)

Assets
Current Assets
Cash	$347
Short-term investments	3,793
Restricted cash and short-term investments	768
Receivables, net	1,050
Inventories, net Fuel derivative contracts	604 108
Other current assets	357
Total current assets	7,027

Equipment and Property
Flight equipment, net	11,031
Other equipment and property, net	2,123
Purchase deposits for flight equipment	735
13,889

Equipment and Property Under Capital Leases
Flight equipment, net	320
Other equipment and property, net	71
391

International slots and route authorities	708
Domestic slots and airport operating and gate lease rights, less accumulated amortization, net	183
Other assets	1,931
$24,129

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
CONDENSED CONSOLIDATED BALANCE SHEET
JANUARY 31, 2012
(Unaudited) (In millions)

Liabilities and Stockholders’ Equity (Deficit)
Current Liabilities
Accounts payable	$ 1,124
Accrued liabilities	1,881
Air traffic liability	4,326
Current maturities of long-term debt	1,485
Current obligations under capital leases	38
Total current liabilities	8,854

Long-term debt, less current maturities	6,625
Obligations under capital leases, less current obligations	289
Pension and postretirement benefits	9,249
Other liabilities, deferred gains and deferred credits Liabilities Subject to Compromise (Note 2)	1,582 4,839

Stockholders' Equity (Deficit)
Preferred stock	-
Common stock	341
Additional paid-in capital	4,466
Treasury stock	(367)
Accumulated other comprehensive income (loss)	(3,929)
Accumulated deficit	(7,820)
(7,309)
$ 24,129
The accompanying notes are an integral part of these financial statements.

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
CONSOLIDATED STATEMENT OF OPERATIONS
MONTH ENDED JANUARY 31, 2012
(Unaudited) (In millions, except per share amounts)
Revenues
Passenger – American Airlines	$1,543
- Regional Affiliates	218
Cargo	50
Other revenues	221
Total operating revenues	2,032

Expenses
Aircraft fuel	704
Wages, salaries and benefits	601
Other rentals and landing fees	121
Maintenance, materials and repairs	106
Depreciation and amortization	87
Commissions, booking fees and credit card expense	99
Aircraft rentals	47
Food service	42
Other operating expenses	230
Total operating expenses	2,037

Operating Income (Loss)	(5)

Other Income (Expense)
Interest income	2
Interest expense	(62)
Interest capitalized	4
Miscellaneous – net	(3)
(59)
Income (Loss) Before Reorganization Items	(64)
Reorganization Items, Net (Note 2)	(170)
Income (Loss) Before Income Taxes	(234)
Income tax	-
Net Loss	$(234)

Earnings (Loss) Per Share
Basic	$ (0.70)

Diluted	$ (0.70)

Weighted Average Shares Used in Basic and Diluted Per Share Computation	335,271,985
The accompanying notes are an integral part of these financial statements.

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
MONTH ENDED JANUARY 31, 2012
(Unaudited) (In millions)
Net Cash Provided by (used for) Operating Activities	$ 331

Cash Flow from Investing Activities:
Capital expenditures, including aircraft lease deposits	(52)
Net (increase) decrease in short-term investments Net (increase) decrease in restricted cash and short-term investments	(75) (30)
Proceeds from sale of equipment and property	-
Net cash used for investing activities	(157)

Cash Flow from Financing Activities:
Payments on long-term debt and capital lease obligations	(110)
Proceeds from:
Issuance of debt	-
Sale leaseback transactions	-
Other	-
Net cash provided by financing activities	(110)

Net increase (decrease) in cash	64
Cash at beginning of period	283

Cash at end of period	$ 347

The accompanying notes are an integral part of these financial statements.

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

1. Summary of Accounting Policies

Basis of Presentation

On November 29, 2011 (the “Petition Date”), AMR Corporation (the “Company”) and certain of the Company’s direct and indirect domestic subsidiaries (collectively, the “Debtors”) filed voluntary petitions for relief (the “Chapter 11 Cases”) under Chapter 11 of the United States Bankruptcy Code (the “Bankruptcy Code”), in the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Chapter 11 Cases are being jointly administered under the caption “In re AMR Corporation, et al; Case No. 11-15463-SHL.”

The Company and the other Debtors are currently operating as “debtors in possession” under the jurisdiction of the Bankruptcy Court and the applicable provisions of the Bankruptcy Code. In general, as debtors in possession under the Bankruptcy Code, we are authorized to continue to operate as an ongoing business but may not engage in transactions outside the ordinary course of business without the prior approval of the Bankruptcy Court.  The Bankruptcy Code enables the Company to continue to operate its business without interruption and the Bankruptcy Court has granted additional relief, covering among other things, obligations to (i) employees, (ii) taxing authorities, (iii) insurance providers, (iv) independent contractors for improvement projects, (v) foreign vendors, (vi) other airlines pursuant to certain interline agreements, and (vii) certain vendors deemed critical to the Debtors’ operations.

While operating as debtors in possession under Chapter 11 of the Bankruptcy Code, the Debtors may sell or otherwise dispose of or liquidate assets or settle liabilities, subject to the approval of the Bankruptcy Court or otherwise as permitted in the ordinary course of business.  Moreover, the Debtors have not yet prepared or filed with the Bankruptcy Court a plan of reorganization.  The ultimate plan of reorganization, which would be subject to acceptance by the requisite majorities of empowered creditors under the Bankruptcy Code and approved by the Bankruptcy Court, could materially change the amounts and classifications in the historical Condensed Consolidated Financial Statements.

This Monthly Operating Report (“MOR”) was prepared on a consolidated basis for the Company and its direct and indirect subsidiaries, including the subsidiary Debtors and other subsidiaries that did not file voluntary petitions for relief under Chapter 11.  This MOR is unaudited, is limited in scope, covers a limited time period, and has been prepared solely for the purpose of complying with the monthly reporting requirements for Chapter 11 debtors as required by the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) and the Bankruptcy Court.  This MOR does not include all the information and footnotes required by generally accepted accounting principles (“GAAP”) for complete financial statements. Therefore, there can be no assurance that the consolidated financial information presented herein is complete and readers are strongly cautioned not to place undue reliance on this MOR. This MOR should be read in conjunction with our previously filed MORs and the financial statements and accompanying notes in the Company’s annual and quarterly reports that are filed with the United States Securities and Exchange Commission (the “SEC”).

In accordance with GAAP, the Debtors have applied ASC 852 “Reorganizations” (“ASC 852”), in preparing the Condensed Consolidated Financial Statements. ASC 852 requires that the financial statements, for periods subsequent to the Chapter 11 Cases, distinguish transactions and events that are directly associated with the reorganization from the ongoing operations of the business. Accordingly, certain revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 Cases are recorded in reorganization items, net on the accompanying Consolidated Statement of Operations. In addition, prepetition obligations that may be impacted by the Chapter 11 reorganization process have been classified on the Condensed Consolidated Balance Sheet in liabilities subject to compromise. These liabilities are reported at the amounts expected to be allowed by the Bankruptcy Court, even if they may be settled for lesser amounts (see Note 2).

The Debtors have also prepared these unaudited Condensed Consolidated Financial Statements on a going concern basis, which contemplates continuity of operations, realization of assets and satisfaction of liabilities in the ordinary course of business. Accordingly, the Debtors’ Condensed Consolidated Financial Statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Debtors be unable to continue as a going concern.

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

The accompanying Consolidated Financial Statements do not purport to reflect or provide for the consequences of the Chapter 11 Cases, other than as set forth under “liabilities subject to compromise” on the accompanying Condensed Consolidated Balance Sheet and “income (loss) before reorganization items” and “reorganization items, net” on the accompanying Consolidated Statement of Operations (see Note 2). In particular, the financial statements do not purport to show (1) as to assets, their realizable value on a liquidation basis or their availability to satisfy liabilities; (2) as to prepetition liabilities, the amounts that may be allowed for claims or contingencies, or the status and priority thereof; (3) as to shareowners’ equity accounts, the effect of any changes that may be made to the Debtors’ capitalization; or (4) as to operations, the effect of any changes that may be made to the Debtors’ business.

Results of operations for the periods presented herein are not necessarily indicative of results of operations for the entire year.  The condensed consolidated financial statements include the accounts of the Company and its direct and indirect wholly owned subsidiaries (both Debtor and non-Debtor), including (i) its principal subsidiary American Airlines, Inc. (“American”) and (ii) its regional airline subsidiary, AMR Eagle Holding Corporation and its primary subsidiaries, American Eagle Airlines, Inc. (“Eagle”) and Executive Airlines, Inc. (“Executive”) (collectively, “AMR Eagle”). The condensed consolidated financial statements also include the accounts of variable interest entities for which the Company is the primary beneficiary. For further information, refer to the consolidated financial statements and footnotes included in the Company’s Annual Report on Form 10-K filed with the SEC on February 15, 2012 (“2011 Form 10-K”), including the Summary of Significant Accounting Policies which appears as Note 2 in the 2011 Form 10-K.

No assurance can be given as to the value, if any, that may be ascribed to the Debtors’ various pre-petition liabilities and other securities. The Company cannot predict what the ultimate value of any of its securities may be and it remains too early to determine whether holders of any such securities will receive any distribution in the Debtors’ reorganization.  We anticipate that our common stock will have minimum or no value on our emergence from Chapter 11.  Accordingly, the Debtors urge that caution be exercised with respect to existing and future investments in any of these securities or other Debtor claims.  In addition, trading in the Company’s common stock and certain debt securities on the New York Stock Exchange (“NYSE”) was suspended on January 5, 2012, and the Company’s common stock and such debt securities were delisted by the SEC from the NYSE on January 30, 2012.  On January 5, 2012, the Company's common stock began trading under the symbol “AAMRQ” on the OTCQB marketplace, operated by OTC Markets Group (www.otcmarkets.com).

Additional information about the Debtors’ Chapter 11 Cases is available on the Internet at aa.com/restructuring. Court filings and claims information are available at amrcaseinfo.com.

2. Chapter 11 Proceedings and Reorganization Update for the Reporting Period

General Information

Notices to Creditors; Effect of Automatic Stay. The Debtors have notified all known current or potential creditors that the Chapter 11 Cases had been filed. Subject to certain exceptions under the Bankruptcy Code, the filing of the Debtors’ Chapter 11 Cases automatically enjoined, or stayed, the continuation of most judicial or administrative proceedings or filing of other actions against the Debtors or their property to recover on, collect or secure a claim arising prior to the Petition Date. Thus, for example, most creditor actions to obtain possession of property from the Debtors, or to create, perfect or enforce any lien against the property of the Debtors, or to collect on monies owed or otherwise exercise rights or remedies with respect to a prepetition claim, are enjoined unless and until the Bankruptcy Court lifts the automatic stay as to any such claim. Vendors are being paid for goods furnished and services provided after the Petition Date in the ordinary course of business.

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Appointment of Creditors’ Committee. On December 5, 2011, the U.S. Trustee appointed a statutory official committee of unsecured creditors (the “Creditors’ Committee”) for the Chapter 11 Cases.  The Bankruptcy Code provides for the U.S. Trustee to appoint a statutory committee of creditors holding unsecured claims as soon as practicable after the commencement of a Chapter 11 case.  The statutory creditors’ committee ordinarily consists of holders of the seven largest unsecured claims who are willing to serve.  A statutory creditors’ committee represents the interests of all unsecured creditors in a bankruptcy case.

Rejection of Executory Contracts.  Under Section 365 and other relevant sections of the Bankruptcy Code, the Debtors may assume, assume and assign, or reject certain executory contracts and unexpired leases, including, without limitation, aircraft and aircraft engines (collectively, “Aircraft Property”) and leases of real property, subject to the approval of the Bankruptcy Court and certain other conditions. Under the Bankruptcy Code, the Debtors’ rights to assume, assume and assign, or reject unexpired leases of non-residential real estate expire on March 27, 2012 (subject to further extension by the Bankruptcy Court but not to exceed 210 days from the Petition Date). In general, rejection of an executory contract or unexpired lease is treated as a prepetition breach of the executory contract or unexpired lease in question and, subject to certain exceptions, relieves the Debtors from performing their future obligations under such executory contract or unexpired lease, but entitles the contract counterparty or lessor to a prepetition general unsecured claim for damages caused by such deemed breach. Counterparties to such rejected contracts or leases have the right to file claims against the Debtors’ estate for such damages. Generally, the assumption of an executory contract or unexpired lease requires the Debtors to cure existing defaults under such executory contract or unexpired lease.

Any description of an executory contract or unexpired lease elsewhere in this report or reflected in these Notes, including where applicable the Debtors’ express termination rights or a quantification of their obligations, must be read in conjunction with, and is qualified by, any rights the Debtors or counterparties have under Section 365 of the Bankruptcy Code.

The Debtors expect that liabilities subject to compromise and resolution in the Chapter 11 Cases will arise in the future as a result of damage claims created by the Debtors’ rejection of various executory contracts and unexpired leases.  Due to the uncertain nature of many of the potential rejection claims, the magnitude of such claims is not reasonably estimable at this time. Such claims may be material (see “Liabilities Subject to Compromise” below).

Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment. Notwithstanding the general discussion above of the impact of the automatic stay, under Section 1110 of the Bankruptcy Code (“Section 1110”), beginning 60 days after filing a petition under Chapter 11, certain secured parties, lessors and conditional sales vendors may have a right to take possession of certain qualifying Aircraft Property that is leased or subject to a security interest or conditional sale contract, unless the Debtors, subject to approval by the Bankruptcy Court, agree to perform under the applicable agreement, and cure any defaults as provided in Section 1110 (other than defaults of a kind specified in Section 365(b)(2) of the Bankruptcy Code).  Taking such action does not preclude the Debtors from later rejecting the applicable lease or abandoning the Aircraft Property subject to the related security agreement.

The Debtors may extend the 60-day period by agreement of the relevant financing party, with Bankruptcy Court approval. In the absence of an agreement and cure as described above or such an extension, the financing party may take possession of the Aircraft Property and enforce its contractual rights or remedies to sell, lease or otherwise retain or dispose of such equipment.

The 60-day period under Section 1110 in the Chapter 11 Cases expired on January 27, 2012. In accordance with the Bankruptcy Court’s Order Authorizing the Debtors to (i) Enter into Agreements Under Section 1110(a) of the Bankruptcy Code, (ii) Enter into Stipulations to Extend the Time to Comply with Section 1110 of the Bankruptcy Code and (iii) File Redacted Section 1110(b) Stipulations, dated December 23, 2011, the Debtors have entered into agreements to extend the automatic stay or agreed to perform and cure defaults under financing agreements with respect to certain aircraft in their fleet and other Aircraft Property. While the Debtors have reached agreements on, or agreements on key aspects of, renegotiated terms with respect to certain of their Aircraft Properties and are continuing to negotiate terms with respect to many of their other Aircraft Property financings, the ultimate outcome of these negotiations cannot be predicted with certainty. To the extent the Debtors are unable to reach definitive agreements with Aircraft Property financing parties, those parties may seek to repossess the subject Aircraft Property. The loss of a significant number of aircraft could result in a material adverse effect on the Debtors’ financial and operating performance.

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

In accordance with Section 1110 of the Bankruptcy Code, as of January 31, 2012, the Company had (i) rejected 38 leases relating to 21 MD-80 aircraft, four Fokker 100 aircraft, seven Boeing 757-200 aircraft and six spare engines, and (ii) relinquished one Airbus A300-600R aircraft that was subject to a mortgage.  In addition, the Company filed a motion with the Bankruptcy Court to modify the leases of 39 Super ATR aircraft.  As of February 15, 2012, 21 of the Super ATR aircraft had been returned to the lessor as allowed under the modified agreement.  The remaining 18 Super ATR aircraft will be returned to the lessor during 2012 and 2013.  In January 2012, American entered into agreements under Section 1110(a) of the Bankruptcy Code to retain 350 aircraft, including Boeing 737-800, Boeing 757-200, Boeing 767-300ER, Boeing 777-200ER, Bombardier CRJ-700, and McDonnell Douglas MD-80 aircraft on the terms provided in the related financing documents.

Magnitude of Potential Claims On February 27, 2012, the Debtors filed with the Bankruptcy Court schedules and statements of financial affairs setting forth, among other things, the assets and liabilities of the Debtors, subject to the assumptions filed in connection therewith. All of the schedules are subject to further amendment or modification.

Bankruptcy Rule 3003(c)(3) requires the Bankruptcy Court to fix the time within which proofs of claim must be filed in a Chapter 11 case pursuant to section 501 of the Bankruptcy Code. This Bankruptcy Rule also provides that any creditor who asserts a claim against the Debtors that arose prior to the Petition Date and whose claim (i) is not listed on the Debtors’ schedules or (ii) is listed on the schedules as disputed, contingent, or unliquidated, must file a proof of claim. The Bankruptcy Court has not yet established a date and time by which such proofs of claim must be filed.

Differences between amounts scheduled by the Debtors and claims by creditors will be investigated and resolved in connection with the claims resolution process. In light of the expected number of creditors, the claims resolution process may take considerable time to complete. Accordingly, the ultimate number and amount of allowed claims is not presently known, nor can the ultimate recovery with respect to allowed claims be presently ascertained.

Collective Bargaining Agreements.  The Bankruptcy Code provides a process for the modification and/or rejection of collective bargaining agreements (“CBAs”). In particular, Section 1113(c) of the Code permits a debtor to reject its CBAs if the debtor satisfies a number of statutorily prescribed substantive and procedural prerequisites and obtains the Bankruptcy Court’s approval to reject the CBAs.  The 1113(c) process requires that a debtor must make proposals to its unions to modify existing CBAs based on the most complete and reliable information available at the time the proposals are made.  The proposed modifications must be necessary to permit the reorganization of the debtor and must assure that all the affected parties are treated fairly and equitably.  The debtor must provide the unions with all information necessary to evaluate the proposals, and meet at reasonable times and confer in good faith with the unions in an effort to reach mutually agreeable modifications to the CBAs.  If consensual agreements are not reached, the debtor may file a motion with the Bankruptcy Court requesting approval to reject the CBAs. Rejection of the CBAs is appropriate if the Court finds the debtor’s proposals are necessary for its reorganization, are fair and equitable, and that the unions refused to agree to the proposals without good cause.  American commenced the Section 1113(c) process with its unions on February 1, 2012.  AMR Eagle intends to commence the Section 1113(c) process with its unions soon.  The ultimate resolution of American’s and AMR Eagle’s union negotiations cannot be determined at this time.

The availability and utilization of net operating losses (and utilization of AMT credits) post-emergence is uncertain at this time and will be highly influenced by the composition of restructuring plan alternatives that may be considered and ultimately pursued.  On January 27, 2012, the Bankruptcy Court issued a Final Order Establishing Notification Procedures for Substantial Claimholders and Equityholders and Approving Restrictions on Certain Transfers of Interests in the Debtors' Estates (Docket No. 890), which restricts trading in the Company’s common stock and claims.

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Liabilities Subject to Compromise

The following table summarizes the components of liabilities subject to compromise included on the Consolidated Balance Sheet as of January 31, 2012:

(in millions)

Debt and accrued interest	$ 2,479
Aircraft Property lease and facility bond related obligations	1,834
Accounts payable and other accrued liabilities	526
Total liabilities subject to compromise	$ 4,839

Liabilities subject to compromise refers to prepetition obligations which may be impacted by the Chapter 11 reorganization process. These amounts represent the Debtors’ current estimate of known or potential prepetition obligations to be resolved in connection with the Chapter 11 Cases.

In accordance with ASC 852, substantially all of the Company’s unsecured debt has been classified as liabilities subject to compromise.  Additionally, certain of the Company’s undersecured debt instruments have also been classified as liabilities subject to compromise.

Differences between liabilities the Debtors have estimated and the claims filed, or to be filed, will be investigated and resolved in connection with the claims resolution process. The Company will continue to evaluate these liabilities throughout the Chapter 11 proceedings and adjust amounts as necessary. Such adjustments may be material. In light of the expected number of creditors, the claims resolution process may take considerable time to complete. Accordingly, the ultimate number and amount of allowed claims is not presently known.

Reorganization Items, net
Reorganization items refer to revenues, expenses (including professional fees), realized gains and losses and provisions for losses that are realized or incurred in the Chapter 11 Cases. The following table summarizes the components included in reorganization items, net on the Consolidated Statement of Operations for the month ended January 31, 2012:

(in millions)

Aircraft financing renegotiations and rejections (1) (2)	$155
Professional fees	15
Total reorganization items, net	$170

(1)
The Company records an estimated claim associated with the rejection of an executory contract or unexpired lease when it files a motion with the Bankruptcy Court to reject such contract or lease and believes that it is probable the motion will be approved. The Company records an estimated claim associated with the renegotiation of an executory contract or unexpired lease when the renegotiated terms of such contract or lease are not opposed or are otherwise approved by the Bankruptcy Court and there is sufficient information to estimate the claim.

(2)
Estimated allowed claims from (i) rejecting eight aircraft leases relating to seven Boeing 757-200 aircraft, one McDonnell Douglas MD-80 aircraft, and six spare engines, (ii) relinquishing one Airbus A300-600R aircraft that was subject to a mortgage, and (ii) filing a motion with the Bankruptcy Court to modify the leases of 39 Super ATR aircraft.  The rejections have been approved by the Bankruptcy Court.  See above, “Special Protection Applicable to Leases and Secured Financing of Aircraft and Aircraft Equipment,” for further information.

Claims related to reorganization items are reflected in liabilities subject to compromise on the Consolidated Balance Sheet as of January 31, 2012.

AMR CORPORATION, ET AL.
DEBTORS AND DEBTORS IN POSSESSION
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

Interest Expense
In accordance with ASC 852, the Debtors record interest expense only to the extent (1) interest will be paid during the Chapter 11 Cases or (2) it is probable that the Bankruptcy Court will allow a claim in respect of such interest. Interest expense recorded on the Consolidated Statements of Operations totaled $62 million for the month ended January 31, 2012.  Contractual interest expense (including interest expense that is associated with obligations in liabilities subject to compromise) during this period totaled $69 million.

Insurance
Premiums to date for all insurance policies, including workers’ compensation and disability insurance, have been paid in accordance with each respective policy's payment terms. No payments are past due.

Restricted Cash and Short-term Investments
The Company has restricted cash and short-term investments related primarily to collateral held to support projected workers’ compensation obligations and funds held for certain tax obligations.

AMR CORPORATION, ET AL.                                                                                                                                                         Schedule 1
DEBTORS AND DEBTORS IN POSSESSION
CONDENSED CONSOLIDATING BALANCE SHEET
JANUARY 31, 2012
(Unaudited) (In millions)
	Debtors	Non-Debtors	Eliminations & Adjustments	Consolidated
Assets
Current Assets
Cash	$345	$2	$-	$347
Short-term investments	3,790	3	-	3,793
Restricted cash and short-term investments	768	-	-	768
Receivables, net	1,048	16	(14)	1,050
Inventories, net Fuel derivative contracts	604 108	- -	- -	604 108
Other current assets	357	-	-	357
Total current assets	7,020	21	(14)	7,027

Equipment and Property
Flight equipment, net	11,031	-	-	11,031
Other equipment and property, net	2,122	1	-	2,123
Purchase deposits for flight equipment	735	-	-	735
	13,888	1	-	13,889

Equipment and Property Under Capital Leases
Flight equipment, net	320	-	-	320
Other equipment and property, net	71	-	-	71
	391	-	-	391

International slots and route authorities	708	-	-	708
Domestic slots and airport operating and gate lease rights, less accumulated amortization, net	183	-	-	183
Other assets	2,204	106	(379)	1,931
	$24,394	$128	$(393)	$24,129

AMR CORPORATION, ET AL.                                                                                                                                          Schedule 1 (Continued)
DEBTORS AND DEBTORS IN POSSESSION
CONDENSED CONSOLIDATING BALANCE SHEET
JANUARY 31, 2012
(Unaudited) (In millions)
	Debtors	Non-Debtors	Eliminations & Adjustments	Consolidated
Liabilities and Stockholders’ Equity (Deficit)
Current Liability
Accounts payable	$1,283	$(145)	$(14)	$1,124
Accrued liabilities	1,881	-	-	1,881
Air traffic liability	4,326	-	-	4,326
Current maturities of long-term debt	1,485	-	-	1,485
Current obligations under capital leases	38	-	-	38
Total current liabilities	9,013	(145)	(14)	8,854

Long-term debt, less current maturities	6,731	-	(106)	6,625
Obligations under capital leases, less current obligations	289	-	-	289
Pensions and postretirement benefits Other liabilities, deferred gains and deferred credits	9,249 1,582	- -	- -	9,249 1,582
	17,851	-	(106)	17,745

Liabilities Subject to Compromise Stockholders’ Equity (Deficit)	4,839	-	-	4,839
Preferred stock	-	-	-	-
Common stock	341	1	(1)	341
Additional paid-in-capital	4,466	259	(259)	4,466
Treasury stock Accumulated Other Comprehensive Income (Loss)	(367) (3,929)	- -	- -	(367) (3,929)
Accumulated Deficit	(7,820)	13	(13)	(7,820)
	$24,394	$128	$(393)	$24,129

AMR CORPORATION, ET AL.                                                                                                                                                        Schedule 2
DEBTORS AND DEBTORS IN POSSESSION
CONSOLIDATING STATEMENT OF OPERATIONS
MONTH ENDED JANUARY 31, 2012
(Unaudited)
	Debtors	Non-Debtors	Eliminations & Adjustments	Consolidated
Revenues
Passenger – American Airlines	$ 1,543	$ -	$ -	$ 1,543
- Regional Affiliates	218	-	-	218
Cargo	50	-	-	50
Other revenues	221	1	(1)	221
Total operating revenues	2,032	1	(1)	2,032

Expenses
Aircraft fuel	704	-	-	704
Wages, salaries and benefits	601	-	-	601
Other rentals and landing fees	121	-	-	121
Maintenance, materials and repairs	106	-	-	106
Depreciation and amortization	87	-	-	87
Commissions, booking fees and credit card expense	99	-	-	99
Aircraft rentals	47	-	-	47
Food service	42	-	-	42
Other operating expenses	230	1	(1)	230
Total operating expenses	2,037	1	(1)	2,037

Operating Income (Loss)	(5)	-	-	(5)

Other Income (Expense)
Interest income	2	-	-	2
Interest expense	(62)	-	-	(62)
Interest capitalized	4	-	-	4
Miscellaneous – net	(3)	-	-	(3)
	(59)	-	-	(59)
Income (Loss) Before Reorganization Items	(64)	-	-	(64)
Reorganization Items, Net	(170)	-	-	(170)
Income (Loss) Before Income Taxes	(234)	-	-	(234)
Income tax	-	-	-	-
Net Loss	$ (234)	$ -	$ -	$ (234)

AMR CORPORATION, ET AL.                                                                                                                                                          Schedule 3
DEBTORS AND DEBTORS IN POSSESSION
TOTAL DISBURSEMENTS BY FILED LEGAL ENTITY
MONTH ENDED JANUARY 31, 2012
(Unaudited) (In thousands)

Legal Entity	Case Number	Disbursements

American Airlines Realty (NYC) Holdings, Inc.	11-15462	$ 27

AMR Corporation	11-15463	238
American Airlines, Inc.	11-15464	2,213,856

AMR Eagle Holding Corporation	11-15465	-
Americas Ground Services, Inc.	11-15466	343

PMA Investment Subsidiary, Inc.	11-15467	-

SC Investment, Inc.	11-15468	-

American Eagle Airlines, Inc.	11-15469	99,648

Executive Airlines, Inc.	11-15470	13,727

Executive Ground Services, Inc	11-15471	251

Eagle Aviation Services, Inc.	11-15472	2,369
Admirals Club, Inc.	11-15473	-
Business Express Airlines, Inc	11-15474	-
Reno Air, Inc.	11-15475	-
AA Real Estate Holding GP LLC	11-15476	-
AA Real Estate Holding L.P.	11-15477	-
American Airlines Marketing Services LLC	11-15478	67
American Airlines Vacations LLC	11-15479	611
American Aviation Supply LLC	11-15480	3,096
American Airlines IP Licensing Holding, LLC	11-15481	-
		$ 2,334,233

AMR CORPORATION, ET AL.                                                                                                                                                          Schedule 4
DEBTORS AND DEBTORS IN POSSESSION
SCHEDULE OF FEDERAL, STATE AND LOCAL TAXES COLLECTED, RECEIVED, DUE OR WITHHELD
MONTH ENDED JANUARY 31, 2012
(Unaudited) (In millions)
Payroll Taxes
Gross wages and salaries paid or incurred(3)	$ 386.0
Payroll taxes withheld employee	71.8
Payroll taxes withheld employer	36.8
Total payroll taxes withheld	108.6
Amount of payroll tax remitted to tax authorities	109.3
Date(s) remitted to tax authorities	Various

Sales & Use Taxes
Sales & use tax collected and incurred	5.4
Amount of sales & use tax remitted to tax authorities(1)	5.0
Date(s) remitted to tax authorities	Various

Federal Transportation Tax
Federal transportation tax collected	123.0
Amount of federal transportation tax remitted to Internal Revenue Service(1)	99.2
Date(s) remitted to tax authorities	1/10 & 1/25

Passenger Facility Charges
Passenger facility charges collected	31.1
Amount of passenger facility charges remitted to airport authorities(1)	21.6
Date(s) remitted to airport authorities	1/27
U.S. Security Fees
U.S. Security Fees collected	21.4
Amount of U.S. Security Fees remitted to Transportation Security Administration(1)	15.1
Date(s) remitted to Transportation Security Administration	1/30
Customs User Fees
Customs user fees collected	6.2
Amount of customs user fees remitted to Customs and Border Protection Agency(2)	12.2
Date(s) remitted to Customs and Border Protection Agency	1/27
Immigration User Fees
Immigration user fees collected	7.9
Amount of immigration user fees remitted to Customs and Border Protection Agency(2)	26.8
Date(s) remitted to Customs and Border Protection Agency	1/27
Animal and Plant Health Inspection Service (APHIS) Fees
APHIS user fees collected	5.8
Amount of user fees remitted to U.S. Department of Agriculture(2)	14.2
Date(s) remitted to U.S. Department of Agriculture	1/30

Property taxes paid	6.2

(1) Tax is remitted one month in arrears of collection month. Amounts noted reflect actual collections and remittances during the month ended January 31, 2012.
(2) Tax is remitted quarterly. Amounts noted reflect actual collections and remittances during the month ended January 31, 2012.
(3) Payroll tax remittance does not equal taxes withheld because of tax entity payment timing requirements.

AMR CORPORATION, ET AL.                                                                                                                                                          Schedule 5
DEBTORS AND DEBTORS IN POSSESSION
TOTAL DISBURSEMENTS TO RETAINED PROFESSIONALS
MONTH ENDED JANUARY 31, 2012
(Unaudited) (In thousands)

Retained Professionals	Disbursements(1)

Debtors’ Advisors and Notice and Claims Agent:

Advisors to Unsecured Creditors’ Committee:

$ -

(1)
The Debtors have filed applications with the Bankruptcy Court to retain certain legal and financial professionals to advise them in the Chapter 11 Cases.  In addition, the Creditors’ Committee will also seek to retain certain legal and financial professionals in connection with the Chapter 11 Cases. As of January 31, 2012, estimated based on the Debtors’ books and records, the Debtors accrued $15 million of professional fees relating to such professionals, as indicated in Note 2 to the Condensed Consolidated Financial Statements.  Any payments to such professionals will be made in accordance with applicable orders of the Bankruptcy Court.